Exhibit 10.11

Addendum No. 2
to a Time Charter Party dated 16th January 2004
for m.v. “Cosco Beijing”

This Addendum is made on 25th of June, 2008 between:

(1)	Capetanissa Maritime Corporation of 80, Broad Street, Monrovia, Liberia (hereinafter: the “OWNERS”);

(2)	Costamare Shipping Company S.A., of Panama (hereinafter: the “OWNERS GUARANTOR”);

(3)	Costamare Inc., of Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (hereinafter: the “NEW OWNERS GUARANTOR”); and

(4)	Cosco Container Lines Co., Ltd. of No. 378 Dong Da Ming Road, (hereinafter: the “CHARTERERS”).

WHEREAS

(A)	The OWNERS have chartered the container vessel “COSCO BEIJING” (hereinafter: the “VESSEL”) to the CHARTERERS pursuant to the time charterparty dated 16th January 2004 (as amended and supplemented from time to time hereinafter: the “CHARTER”);

(B)	the OWNERS’ performance under the CHARTER has been guaranteed by the OWNERS GUARANTOR pursuant to the relevant terms of the CHARTER (hereinafter: the “OWNERS CHARTER GUARANTEE”);

(C)	It is desired that as from 15/10/2008, the OWNERS GUARANTOR shall be released and discharged from its obligations under the OWNERS CHARTER GUARANTEE and that NEW OWNERS GUARANTOR is substituted in the position of guarantor of the OWNERS’ performance under the CHARTER in respect of the period as from the commencement of the CHARTER i.e. as from delivery;

(D)	The Owners wish that as from 15/10/2008, hire payment details stipulated in Clause 5 of the CHARTER are amended so that hire is to be paid to the OWNERS bank account; and

(E)	this deed sets out the terms pursuant to which the parties hereto have agreed to the various amendments to the CHARTER required because of the events described above.

NOW It is hereby mutually agreed that as from 15/10/2008:

1.	The CHARTERERS release and discharge the OWNERS GUARANTOR from all liabilities, obligations, claims and demands whatsoever concerning the OWNERS CHARTER GUARANTEE and in respect of anything done or omitted to be done under or in connection therewith;

2.	NEW OWNERS GUARANTOR is substituted in the position of guarantor of the OWNERS’ performance under the CHARTER in respect of the period as from the commencement of the CHARTER i.e. as from delivery; and

3.	The hire payment details stipulated in Clause 5 of the CHARTER are amended, so that hire is to be paid to the OWNERS bank account as follows:

Bank Name:	Calyon

Bank Address :	9, quai du President Paul Doumer, Paris, France

Account Name:	CAPETANISSA MARITIME CORPORATION

IBAN:	FR7631489000100024114723847

4.	Subject to the foregoing, the terms of the CHARTER will remain unamended and in full force and effect.

/s/ Vasileios C. Konstantakopoulos
By: Vasileios C. Konstantakopoulos
on behalf of: Capetanissa Maritime Corporation

/s/ Vasileios C. Konstantakopoulos
By: Vasileios C. Konstantakopoulos
on behalf of: Costamare Shipping Company S.A.

/s/ Konstantinos V. Konstantakopoulos
By: Konstantinos V. Konstantakopoulos
on behalf of: Costamare Inc.

/s/
By:
on behalf of: Cosco Container Lines Co., Ltd.